UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2019

Commission file number: 001-13337

STONERIDGE, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1598949
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan	48377
(Address of principal executive offices)	(Zip Code)

(248) 489-9300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On January 11, 2019, Stoneridge, Inc. (the “Company”) informed employees at the Company’s Canton, Massachusetts facility (the “Canton Facility”) that the Company was consolidating its manufacturing operations and closing the Canton Facility by the end of 2019. The closure is part of a Company initiative to realign its operations and engineering footprint to position the Company for future growth. The Canton Facility closure decision was made on January 10, 2019 by Company management with authority granted to management by the Company’s Board of Directors. At this time, the Company is in process of determining the estimated costs it expects to incur as a result of this initiative which will include employee severance and termination costs, contract terminations costs and the non-cash write-off of impaired fixed assets. The Company will amend this Form 8-K after such costs are determined. A copy of the Company’s press release announcing the Canton Facility closure is attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On January 7, 2018, the Company appointed Laurent Borne, President, Electronics Division. Mr. Borne has been serving as the Company’s Chief Technology Officer since August 2018 and will continue to serve in that role. A copy of the Company’s press release announcing the appointment is attached hereto as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated January 11, 2019, announcing the Canton Facility closure

99.2	Press Release dated January 14, 2019, announcing the appointment of the President, Electronics Division

Forward-Looking Statements

Portions of this Current Report on Form 8-K contain “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of the Company with the respect to the closure of the Canton Facility. Forward-looking statements may be identified by the words “will,” “may,” “should,” “designed to,” “believes,” “plans,” “projects,” “intends,” “expects,” “estimates,” “anticipates,” “continue,” and similar words and expressions. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed in or implied by the statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other factors:

•	a significant change in automotive, commercial, off-highway, motorcycle or agricultural vehicle production;

•	competitive market conditions and resulting effects on sales and pricing;

•	customer acceptance of new products;

•	our ability to successfully launch/produce products for awarded business;

•	adverse changes in laws, government regulations or market conditions, including tariffs, affecting our products or our customers’ products;

•	our ability to protect our intellectual property and successfully defend against assertions made against us;

•	the ability of our suppliers to supply us with parts and components at competitive prices on a timely basis, including the impact of potential tariffs and trade considerations on their operations and output;

•	the failure to achieve the successful integration of any acquired company or business;

•	risks related to a failure of our information technology systems and networks, and risks associated with current and emerging technology threats and damage from computer viruses, unauthorized access, cyber-attack and other similar disruptions; and

•	those items described in Part I, Item IA (“Risk Factors”) of the Company’s 2017 Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: January 15, 2019	/s/Robert R. Krakowiak
Robert R. Krakowiak, Executive Vice President Chief Financial Officer and Treasurer (Principal Financial Officer)